Investor Presentation

September 2010

Krispy Kreme Doughnuts

happy all around™

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed today and in our SEC filings, including our annual report on Form 10-K for the year ended January 31, 2010. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com .

Mission:

To touch and enhance lives through the joy that is Krispy Kreme



Vision:

To be the worldwide leader in sharing delicious tastes and creating joyful memories

happy all around

Overview

- 70+ year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with Starbucks & Dunkin Donuts
- Competing in the QSR category
- 642 stores in 20 countries
  - 85 company-owned and 557 franchised stores
- Growing again after several years of managing legacy issues
- Healthy cash flow and significantly reduced indebtedness
- Strong and committed management team

Krispy Kreme DOUGHNUTS happy all around

US Penetration


WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
ND
SD
NE
KS
TX
MN
WI
MO
LA
PA
NY
VT
NH
ME
Krispy Kreme
DOUGHNUTS
Company
Franchise

Krispy Kreme DOUGHNUTS happy all around

Around the World

- Australia - 54
- Bahrain - 9
- Canada - 4
- China - 1
- Dominican Republic - 1
- Indonesia - 7
- Japan - 18
- Kuwait - 28
- Lebanon - 11
- Malaysia - 5
- Mexico - 49
- Philippines - 19
- Puerto Rico - 4
- Qatar - 6
- Republic of Korea - 41
- Saudi Arabia - 79
- Thailand – Coming Soon
- Turkey - 13
- UAE - 22
- United Kingdom - 44
- United States - 227

642 stores in 20 countries

happy all around™

Business Segments

Revenues generated from four business segments:

- Company Stores
- Domestic Franchise
- International Franchise
- KK Supply Chain: sells proprietary mixes and key ingredients, as well as manufactures equipment


68%
2%
5%
25%
Company Stores
Domestic Franchise
International Franchise
KK Supply Chain

Krispy Kreme DOUGHNUTS happy all around

Business Segments

- Domestic - Company and franchise stores have two sales channels:
  - On-premises: sales to customers visiting stores
    - Factory stores: contain a full doughnut production line
    - Satellite stores: consist of hot shops and fresh shops that utilize doughnut heating and finishing equipment. Generally located in shopping centers and end cap spaces with drive-thru windows
  - Off-premises: sales on a branded basis to grocers, mass merchants and convenience stores
- International stores sell products principally through the on-premises channel

Krispy Kreme DOUGHNUTS happy all around

Company Stores – Key Facts

Product Sales Mix


Coffee, 4%
Other, 7%
Doughnuts
89%

Retail Sales by Daypart


Other, 4%
6 pm - 11 pm ,
27%
6 am - 11 am.
35%
2 pm - 6 pm, 21%
11am - 2 pm, 13%

Strategic Initiatives

- Refine "small shop" format
- Focus on improving shop operations and execution
- Continue renovation of older locations
- Develop and deploy new products
- Improve off-premises economics through new products and better management and marketing
- Increase franchisee support
- Continue building domestic and international pipeline

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Refine "Small Shop" Format

- Stimulate an increase in on-premises sales through greater convenience for current and future guests
- Reduce operating costs and investment
- Achieve greater production efficiencies
- Achieve greater consistency of product quality
- Enable store employees to focus on excellence in customer satisfaction
- Achieve sufficient store density to enable cost-effective use of broadcast media advertising

Krispy Kreme DOUGHNUTS happy all around

Company-owned "Small Shop" Potential

- Opportunity to build over 65 Company-owned small shops in currently targeted Southeast markets
- Development pipeline includes:
  - Raleigh
  - Louisville
  - Columbia
  - Nashville
  - Virginia Beach
  - Knoxville
  - Richmond



“Small Shop” Example


Krispy Kreme
DOUGHNUTS
NEIGHBORHOOD SHOP
101

Krispy Kreme DOUGHNUTS
happy all around

"Small Shop" Example


Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY
& KREMERY

Krispy Kreme DOUGHNUTS
happy all around

Improving Shop Operations and Execution

Enhance our focus on shop operations to drive store economics


CONGRATULATIONS
FAYE WASHINGTON
2009 EMPLOYEE OF THE YEAR

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Develop and Deploy New Products

Kool Kreme

Krispy Kreme Baked Creations


Glazed Fruit Pie
Cherry
Glazed Fruit Pie
Apple

Longer shelf life packaged goods

Increase Franchisee Support

Build Stronger Franchisee Relationships


Krispy Kreme

Training in Mexico

Training in Saudi Arabia



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Continue Building Domestic and International Pipeline

Prepare Ourselves for Future Growth




EXIT
HOT
Krispy Kreme

Continue Building Domestic and International Pipeline



Krispy Kreme
DOUGHNUTS
happy all around

Continue Building Domestic and International Pipeline


Krispy Kreme

Krispy Kreme DOUGHNUTS happy all around

Financial Overview

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Total Stores at Period End


FY06
International Franchise
68
127
207
Company Owned
Domestic Franchise

402 Stores
68% Franchised


FY10
International Franchise
Domestic Franchise
141
358
83
Company Owned

582 Stores
86% Franchised

Domestic Stores



334
272
245
225
224
239
FY06
FY07
FY08
FY09
FY10
FY11 Forecast

International Stores

Building the Global Franchise Network



68
123
204
298
358
410
FY06
FY07
FY08
FY09
FY10
FY11 Forecast

Revenues


($ in millions)
$543
$461
$430
$386
$347
$176
$180
FY06
FY07
FY08
FY09
FY10
1H FY10
1H FY11

Refranchising Effect on Company Revenues

* Example *

	Store Operated by Company	Same Store Operated By Franchisee
Store sales	$ 1,600,000	$ -
Royalties	-	72,000
KK Supply Chain sales	-	432,000
Total Company revenues	$ 1,600,000	$ 504,000

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Operating Income (Loss)


($ in millions)
$5
$12
$8.7
$10.2
FY06
FY07
FY08
FY09
FY10
1H FY10
1H FY11
($28)
($43)
($117)

Steady improvement in stabilizing results

Net Income (Loss)



($ in millions)
$0
$1.7
$6.7
FY06
FY07
FY08
FY09
FY10
1H FY10
1H FY11
($4)
($42)
($67)
($136)

Total Debt & Contingent Liabilities at Period End


($ in millions)
Contingent Liabilities
Debt
$30
$123
$23
$108
$18
$77
$9
$75
$4
$43
$3
$42
FY06
FY07
FY08
FY09
FY10
Q2 FY11

Sources of Funding for Business Development


($ in millions)
$18
$21
$12
$13-$17
Liquidity
Capital Expenditures
Revolving Credit Availability
Cash on Hand
Free Cash Flow

Second Quarter 2011 Summary

- Company SSS rose 5.7%
  - Seventh consecutive quarterly increase
- Operating income increased 41%
- Achieved $2.2 million in net income
  - Third consecutive quarter of positive net income
- Continued progress on strategic initiatives
- Raised full year operating income guidance

FY 2011 Guidance

- Operating income (ex. charges) of $13 to $17 million (up from $11 to $15 million prior guidance)
- G&A expense of $19 to $21 million
- Income tax of $1 million
- Cap ex of $13 to $17 million
- Expect the first increase in the total domestic store count since 2005
  - Company plans to open 5 to 7 small shops
  - Domestic franchisees expected to open as many as 10 shops

Conclusion

- Continued progress on strategic initiatives
- Positioned for accelerated growth in both revenue and earnings over the long-term
- Small store development will be a driving force behind success
- Strong cash flow
- Manageable debt